UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period:  October 31, 2019

Item 1. Reports to Stockholders.

FIRST STATE GLOBAL LISTED

INFRASTRUCTURE FUND

CLASS I

ANNUAL REPORT

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

First State Global Listed Infrastructure Fund

October 31, 2019

Dear Shareholder,

We are pleased to present the annual report for the First State Global Listed Infrastructure Fund (NASDAQ: FLIIX), (the “Fund”); covering the fiscal year from November 1, 2018 to October 31, 2019.

The following table provides a summary of the Fund’s performance over this period as of October 31, 2019, compared to the FTSE Global Core Infrastructure 50/50 Net Index, the Fund’s benchmark. For reference purposes, the MSCI World Index had net, total returns of 12.69% for the one-year period listed below.

Performance over one year to 10/31/19
First State Global Listed Infrastructure Fund (net of fees)	19.90%
FTSE Global Core Infrastructure 50/50 Net Index	20.72%

The Fund provides investors with exposure to a diverse range of global listed infrastructure assets, including tollroads, airports, ports, railroads, utilities, pipelines, energy storage and mobile towers. These assets share common characteristics, like barriers to entry and pricing power, which may provide investors with inflation-protected income and steady capital growth.

Interest rates fell materially over the fiscal period November 1, 2018 through October 31, 2019 (the U.S. 10-year Treasury yield moved from 3.1% to 1.7%). This provided a tailwind to portfolio performance.  As an income-producing asset class global listed infrastructure tends to thrive in a lower growth, lower yield environment.

Regulated utilities benefitted from the rising demand for income. These companies are also being presented with material growth opportunities to expand transmission lines; replace aging distribution networks; and renew generation assets as solar and wind replace coal-fired power stations. Regulated U.S. utilities generally earn an allowed return on their assets (rate base) so this type of capital investment can lead directly to medium term earnings growth. Regulators remain supportive of this investment, as cheap input costs have enabled utilities to spend on networks without raising customers’ bills.

The Towers sector rose on stronger than expected earnings growth, as mobile carriers continue to invest in their networks to keep pace with rapidly growing data usage. U.S.-based towers have generated organic site leasing revenue growth of 6-7%; carrying out share buybacks; and returning cash to shareholders through growing dividends.

Tollroads also gained as the falling interest rate environment highlighted the appeal of their stable volumes and contracted pricing. Australia’s Transurban was buoyed by a win for the Liberal Party in the New South Wales state election. The party has pledged to continue to invest in infrastructure across the state, including new roads in Sydney that will complement Transurban’s existing network. CCR climbed after the election of a new Brazilian government led to hopes that it would be able to participate in the new growth projects that are required to help Brazil to meet its infrastructure needs. Spanish-listed Ferrovial gained as the market started to fully reflect the value of its concessions business, and welcomed the sale of non-core assets.

Airports and Railroads delivered positive absolute returns but lagged the broader market. Ongoing trade uncertainty between the U.S. and China represented a persistent headwind for U.S. freight rail stocks, whose haulage volumes are made up in part from goods imported from East Asia. Airports in Europe and Asia underperformed in the face of a deteriorating outlook for passenger volumes, aeronautical charges and retail spend, following years of exceptional growth. Mexican operators faced concerns for rising regulatory risk under the regime of the country’s new president, Andrés Manuel López Obrador.

Positioning
We manage the Fund using a disciplined, bottom-up investment process with an equal emphasis on quality and value, which aims to identify mispricing. As a result, portfolio positioning tends to be an outcome of stock selection.

The Fund is positioned with Toll Roads as its largest sector overweight. Transurban, Atlantia and Vinci have high barriers to entry, strong free cash flow and inflation linked pricing. We are attracted to their reasonable valuation multiples and well-supported dividend yields of between 3% and 6%. Growing urbanisation and worsening traffic congestion are likely to underpin long term demand. Emerging market peers operate high growth toll roads with well-established concession agreements, providing an essential service to some of the most densely populated regions in the world.

The Fund is overweight Gas Utilities. Japanese operators are conservatively managed, low beta companies with strong balance sheets, trading at very appealing valuations. The Fund also has holdings in mid-cap North American and French gas utilities being run by disciplined management teams, pursuing effective strategies in niche markets.

The Fund is underweight Multi/Electric Utilities. A number of high-quality U.S. names continue to trade at valuations that we find difficult to justify based on company fundamentals. The Fund has also maintained its underweight exposure to Airports, with holdings limited to leading European and Mexican operators. The airport sector faces medium term headwinds following a long period of above-average growth.

Conclusion
Our outlook for global listed infrastructure is positive. The asset class consists primarily of mature businesses with established assets, generating predictable cash flows. Many companies are insulated from inflation by regulation, concession terms or contracts that are explicitly linked to the inflation rate.

Global listed infrastructure has performed well, aided by lower interest rates. However that in itself does not make the asset class expensive. Listed infrastructure companies are delivering strong earnings growth which, when combined with lower discount rates (from falling interest rates), means that intrinsic asset values have also increased meaningfully.

Despite delivering double digit returns for the last decade, global listed infrastructure yields have consistently remained within the 3%-4% range. These yields remain underpinned by reasonable payout ratios (~70%) and robust company balance sheets. In addition, we continue to observe valuation discrepancies between and within sectors and regions, providing scope for active managers to add value.

Sincerely,

The First State Investments Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings. Current and future portfolio holdings are subject to risk.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalisation.

The MSCI World Index is designed to represent the performance of large- and mid-cap stocks across 23 developed markets. As of September 2017, the index covered approximately 85% of the free float-adjusted market capitalization in each country.

Beta is a measure of volatility relative to the market.

Cash flow is defined as operating cash flows less maintenance capital expenditure.

Dividend yield is the ratio of a company's annual dividend compared to its share price.

Free cash flow is the cash a company produces through its operations, less the cost of its operating expenses and capital expenditure.

You cannot invest directly in an index.

Diversification does not guarantee a profit or protect from loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Earnings growth is not a measure of the Fund’s future performance.

There is no guarantee that distributions will be made.

FIRST STATE GLOBAL LISTED INFRASTRUCTURE FUND

Comparison of the change in value of a $1,000,000 investment in the

First State Global Listed Infrastructure Fund - Class I vs. the FTSE Global Core

Infrastructure 50-50 Net Index

Average Annual Total Return:	1 Year	Since Inception[1]
First State Global Listed Infrastructure Fund - Class I	19.90%	9.35%
FTSE Global Core Infrastructure 50-50 Net Index	20.72%	10.61%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-898-5040.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 30 days or less.  If it did, total returns would be reduced. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The FTSE Global Core Infrastructure 50/50 Net Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalization.

[1] The Fund commenced operations on February 28, 2017.

First State Global Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at October 31, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First State Global Listed Infrastructure Fund

Schedule of Investments
at October 31, 2019

Shares		Value
	COMMON STOCKS: 87.47%
	Airport Services - 3.35%
3,566	Aena SA^	$654,582
46,984	BBA Aviation plc^	184,842
21,615	Grupo Aeroportuario del Sureste SAB de CV - Class B^	353,948
		1,193,372

	Construction & Engineering - 4.70%
5,074	Eiffage SA^	544,979
12,425	Ferrovial SA^	366,577
6,788	VINCI SA^	761,589
		1,673,145

	Electric Utilities - 23.21%
15,240	Alliant Energy Corp.	812,902
13,151	American Electric Power Company, Inc.	1,241,323
5,264	Avangrid, Inc.	263,463
55,000	CLP Holdings Ltd.^	571,198
15,500	Emera, Inc.^	641,724
15,017	Evergy, Inc.	959,737
9,403	Eversource Energy	787,407
19,100	Hydro One Ltd.^	355,143
7,924	NextEra Energy, Inc.	1,888,606
6,299	Portland General Electric Co.	358,287
23,506	SSE plc^	391,048
		8,270,838

	Gas Utilities - 8.04%
21,300	ENN Energy Holdings Ltd.^	243,002
42,200	Infraestructura Energetica Nova SAB de CV^	186,469
19,200	Osaka Gas Co. Ltd.^	375,450
11,980	Rubis SCA^	694,692
19,900	Tokyo Gas Co. Ltd.^	485,780
18,473	UGI Corp.	880,608
		2,866,001

	Highways & Railtracks - 11.83%
34,532	Atlantia SpA^	853,145
100,400	CCR SA^	415,569
524,000	Jiangsu Expressway Co. Ltd. - Class H^	696,160
34,452	Promotora y Operadora de Infraestructura SAB de CV^	318,488
84,000	Shenzhen Expressway Co. Ltd. - Class H^	112,434
177,767	Transurban Group^	1,820,683
		4,216,479

	Marine Ports & Services - 0.76%
98,000	China Merchants Port Holdings Co. Ltd.^	153,226
150,000	COSCO SHIPPING Ports Ltd.^	117,928
		271,154

	Multi-Utilities - 14.04%
7,402	Avista Corp.	355,518
38,590	CenterPoint Energy, Inc.	1,121,811
23,146	Dominion Energy, Inc.	1,910,702
76,695	National Grid plc^	896,742
25,553	NiSource, Inc.	716,506
		5,001,279

	Oil & Gas Storage & Transportation - 9.71%
6,257	Cheniere Energy, Inc.*	385,118
18,656	Enbridge, Inc.^	679,469
19,355	TC Energy Corp.^	975,612
63,556	Williams Companies, Inc.	1,417,934
		3,458,133

First State Global Listed Infrastructure Fund

Schedule of Investments
at October 31, 2019

Shares		Value
	Railroads - 10.72%
2,800	Central Japan Railway Co.^	$574,375
12,600	East Japan Railway Co.^	1,143,841
4,864	Norfolk Southern Corp.	885,248
7,355	Union Pacific Corp.	1,216,958
		3,820,422

	Water Utilities - 1.11%
13,585	Severn Trent plc^	397,189
	TOTAL COMMON STOCKS (Cost $29,477,522)	31,168,012

	MLP INVESTMENTS: 2.30%
	Oil & Gas Storage & Transportation - 2.30%
19,125	Enterprise Products Partners, LP	497,824
5,140	Magellan Midstream Partners, LP	320,325
	TOTAL MLP INVESTMENTS (Cost $835,829)	818,149

	REITS: 8.23%
	Real Estate - 8.23%
3,633	American Tower Corp.	792,285
8,557	Crown Castle International Corp.	1,187,626
3,955	SBA Communications Corp.*	951,771
	TOTAL REITS (Cost $2,414,110)	2,931,682

	Total Investments in Securities (Cost $32,727,461): 98.00%	34,917,843
	Other Assets in Excess of Liabilities: 2.00%	712,949
	Net Assets: 100.00%	$35,630,792

* Non-income producing security.
^ Foreign issuer.

LP	Limited Partnership
Ltd.	Company is incorporated and shareholders have limited liability.
plc	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima de Capital Variable which is the most formal business structure in Mexico.
SpA	Società per Azioni is the Italian term for a limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	% of Net Assets
United States	55.19%
Canada	7.44%
Japan	7.24%
France	5.62%
United Kingdom	5.25%
Australia	5.11%
China	4.63%
Spain	2.87%
Mexico	2.41%
Italy	2.39%
Brazil	1.17%
Cayman Islands	0.68%
100.00%

First State Global Listed Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2019

ASSETS
Investments, at market value (cost $32,727,461)	$34,917,843
Cash	607,835
Foreign cash, at value (cost $160,875)	161,658
Receivables
Securities sold	2,693
Dividends and interest	49,734
Dividend tax reclaim	6,212
Due from Adviser (Note 4)	1,351
Prepaid expenses	14,436
Total assets	35,761,762

LIABILITIES
Payables
Securities purchased	78,286
Administration and fund accounting fees	14,616
Audit fees	20,995
Shareholder servicing fees	2,920
Transfer agent fees and expenses	5,919
Reports to shareholders	1,093
Legal fees	1,040
Trustee fees and expenses	185
Custody fees	2,952
Chief Compliance Officer fee	2,083
Accrued expenses	881
Total liabilities	130,970

NET ASSETS	$35,630,792

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,081,232

Net asset value, redemption price and offering price per share	$11.56

COMPONENTS OF NET ASSETS
Paid-in capital	$32,493,435
Total distributable earnings	3,137,357
Total net assets	$35,630,792

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2019

NET INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $36,481)	$707,537
Total income	707,537

Expenses
Advisory fees (Note 4)	172,632
Administration and fund accounting fees (Note 4)	87,731
Transfer agent fees and expenses (Note 4)	37,068
Custody fees (Note 4)	29,882
Shareholder servicing fees (Note 5)	21,407
Registration fees	21,023
Audit fees	21,008
Trustee fees and expenses	15,407
Chief Compliance Officer fees (Note 4)	12,500
Legal fees	9,590
Miscellaneous	8,269
Shareholder reporting	5,147
Insurance expense	1,645
Total expenses before reimbursement from Adviser	443,309
Less: advisory fees waived and expenses reimbursed by Adviser (Note 4)	(226,253)
Net expenses	217,056
Net investment income	490,481

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on transactions from:
Investments	656,146
Foreign currency	3,375
Net change in unrealized appreciation/(depreciation) on:
Investments	2,759,525
Foreign currency	812
Net realized and unrealized gain on investments and foreign currency	3,419,858
Net increase in net assets resulting from operations	$3,910,339

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
NET INCREASE/(DECREASE) IN NET ASSETS FROM:	October 31, 2019	October 31, 2018
OPERATIONS
Net investment income	$490,481	$216,734
Net realized gain/(loss) on transactions from:
Investments	656,146	60,926
Foreign currency	3,375	(5,456)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,759,525	(807,228)
Foreign currency	812	34
Net increase/(decrease) in net assets resulting from operations	3,910,339	(534,990)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(436,941)	(410,044)
Total dividends and distributions	(436,941)	(410,044)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,849,836	12,661,628
Proceeds from shares issued in reinvestment of dividends	436,941	386,204
Cost of shares redeemed	(1,041,017)	(4,300,105)
Net increase in net assets resulting from capital share transactions	18,245,760	8,747,727

Total increase in net assets	21,719,158	7,802,693

NET ASSETS
Beginning of year	13,911,634	6,108,941

End of year	$35,630,792	$13,911,634

CHANGES IN SHARES OUTSTANDING
Shares sold	1,734,569	1,250,533
Shares issued in reinvestment of dividends	44,495	36,816
Shares redeemed	(102,361)	(429,704)
Net increase in shares outstanding	1,676,703	857,645

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

			February 28, 2017*
	Year Ended	Year Ended	through
	October 31, 2019	October 31, 2018	October 31, 2017
Net asset value, beginning of period	$9.90	$11.17	$10.00

Income from investment operations:
Net investment income	0.17	0.18	0.22
Net realized and unrealized gain/(loss) on investments and foreign currency	1.76	(0.73)	0.95
Total from investment operations	1.93	(0.55)	1.17

Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.32)	-
Distributions from net realized gains	(0.11)	(0.40)	-
Total dividends and distributions	(0.27)	(0.72)	-

Net asset value, end of period	$11.56	$9.90	$11.17

Total return	19.90%	-5.19%	11.70	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$35,631	$13,912	$6,109
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	1.93%	3.52%	4.53	%++
After fee waivers and expense reimbursement	0.94%	0.91%	0.99	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.14%	(0.19%)	(0.32	%)++
After fee waivers and expense reimbursement	2.13%	2.42%	3.22	%++
Portfolio turnover rate	41.26%	60.14%	51.11	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2019

NOTE 1 - ORGANIZATION

The First State Global Listed Infrastructure Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Fund is to seek to achieve growth of capital and inflation-protected income.  The Fund currently offers Class I shares which commenced operations on February 28, 2017.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2017-2018, or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Foreign Securities: The Fund may invest up to 75% of its net assets in securities of foreign companies, including but not limited to depositary receipts.  Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2019 (Continued)

Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended October 31, 2019, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Distributable Earnings	Paid-in Capital
$51	$(51)

G.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended October 31, 2019, the Fund did not collect redemption fees.

I.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 10 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2019 (Continued)

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value per share, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  All assets denominated in foreign currency will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

For foreign securities traded on foreign exchanges, the Trust has selected ICE Data Services’ Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be classified in level 2 of the fair value hierarchy. First State Investments (US) LLC (the “Adviser”) anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2019 (Continued)

represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2019:

	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$3,458,133	$-	$-	$3,458,133
Industrials	3,190,211	7,984,362	-	11,174,573
Utilities	12,480,205	4,055,101	-	16,535,306
Total Common Stocks	19,128,549	12,039,463	-	31,168,012
MLP Investments	818,149	-	-	818,149
REITS	2,931,682	-	-	2,931,682
Total Investments in Securities	$22,878,380	$12,039,463	$-	$34,917,843

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at October 31, 2019, the end of the reporting period.  During the year ended October 31, 2019, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Fund with investment management services under an investment advisory agreement.  The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  The Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has delegated the day-to-day investment management of the Fund to Colonial First State Asset Management (Australia) Limited (the “Sub-Adviser”).  The Sub-Adviser is compensated by the Adviser from the management fees paid to the Adviser.  The sub-advisory fee to be received by the Sub-Adviser is 0.60% of average daily net assets.  The percentage of compensation the Sub-Adviser receives from the Adviser is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.  For the year ended October 31, 2019, the Fund incurred $172,632 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses such as the 0.10% shareholder servicing plan fee) to the extent necessary to

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2019 (Continued)

limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2019, the Adviser reduced its fees and reimbursed fund expenses in the amount of $226,253.  The expense limitation will remain in effect through at least February 27, 2020 and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
10/31/2020	$134,628
10/31/2021	233,932
10/31/2022	226,253
$594,813

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for the services for the year ended October 31, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of Fund Services.  Fees paid by the Fund to U.S. Bank N.A. for custody services for the year ended October 31, 2019 are disclosed in the statement of operations.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended October 31, 2019, the Fund accrued $21,407 in shareholder servicing fees.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $27,314,657 and $9,232,276, respectively.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2019 (Continued)

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2019 and the year ended October 31, 2018 was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$436,941	$410,044

As of October 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$32,888,071
Gross unrealized appreciation	$2,945,351
Gross unrealized depreciation	(915,579)
Net unrealized appreciation (a)	2,029,772
Net unrealized appreciation on foreign currency	610
Undistributed ordinary income	825,477
Undistributed long-term capital gain	281,498
Total distributable earnings	1,106,975
Other accumulated gains/(losses)	-
Total accumulated earnings/(losses)	$3,137,357

(a)	The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to wash sales and partnerships.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects.  Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

•
Concentration Risk.  Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

•
Emerging Markets Risk.  Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2019 (Continued)

are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

•
Stapled Securities Risk.   A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are "stapled" together and treated as a unit at all times, including for transfer or trading.  The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

•
Real Estate Investment Trust (REIT) Risk.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Limited Partnership and MLP Risk.  Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock.  Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Certain tax risks are associated with an investment in units of limited partnerships.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments.  In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

NOTE 9 – CHANGE IN CONTROL

On August 2, 2019, the Adviser and the Sub-Adviser were acquired by Mitsubishi UFJ Financial Group, Inc.’s trust banking entity, Mitsubishi UFJ Trust and Banking Corporation (“Mitsubishi”).  Mitsubishi transferred ownership of the Adviser to its affiliate MUFG Fund Services (USA), LLC and transferred ownership of the Sub-Adviser to its affiliate Carol Australia Holdings Pty Limited.  This transaction amounted to a change in control of both the Adviser and Sub-Adviser effectively terminating the Investment Advisory Agreement and Sub-Advisory Agreement on behalf of the Fund.  At a Board meeting held on March 14-15, 2019, the Board of Trustees of the Trust approved an Interim Investment Advisory Agreement, and Interim Sub-Advisory Agreement which permitted the Adviser and Sub-Adviser to continue to manage the Fund.  At a Board meeting held on June 12-13, 2019, the Board of Trustees of the Trust approved a new Investment Advisory Agreement, and a new Sub-Advisory Agreement, subject to shareholder approval of the new Adviser and Sub-Adviser.  On September 3, 2019, the Fund’s largest shareholder owning more than 50% of the Fund’s outstanding shares, approved by written consent the new Investment Advisory Agreement with the Adviser and the Trust and the new Sub-Advisory Agreement with the Sub-Adviser, Adviser and the Trust, on behalf of the Fund.

NOTE 10 – SUBSEQUENT EVENTS

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

The Fund declared a distribution to be paid, on December 11, 2019, to shareholders of record on December 10, 2019 as follows:

Long-Term Capital Gain	Short-Term Capital Gain	Income
$0.07652	$0.11594	$0.16182373

First State Global Listed Infrastructure Fund

Expense Example – at October 31, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/19 – 10/31/19).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses.  The Adviser has agreed to limit the Fund’s total annual operating expenses to 0.85% (excluding class specific expenses) of the Fund’s average daily net assets per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
EXPENSE EXAMPLE
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/19	10/31/19	5/1/19 – 10/31/19

Actual	$1,000.00	$1,063.50	$4.94

Hypothetical	$1,000.00	$1,020.42	$4.84
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
First State Global Listed Infrastructure Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of First State Global Listed Infrastructure Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended and for the period February 28, 2017 (commencement of operations) to October 31, 2017, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period February 28, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2019

First State Global Listed Infrastructure Fund

NOTICE TO SHAREHOLDERS at October 31, 2019 (Unaudited)

For the year ended October 31, 2019, the Fund designated $436,941 as ordinary income for purposes of the dividends paid deduction.

For the year ended October 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 67.36%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2019 was 30.45%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 39.71%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5040 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-898-5040.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-898-5040.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 73) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to July 2019); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open-end investment company with 4 portfolios).

David G. Mertens (age 59) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since March 2017.	Partner and Head of Business Development Ballast Equity Management, LLC (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

George J. Rebhan (age 85) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board and Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.

Joe D. Redwine (age 72) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Raymond B. Woolson (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 16 portfolios), DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present; Independent Trustee, DoubleLine Equity Funds from 2010 to 2016.

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (age 50) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).

Cheryl L. King (age 58) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (October 1998 to present).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Kevin J. Hayden (age 48) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).

Richard R. Conner (age 37) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).

Michael L. Ceccato (age 62) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bank Global Fund Services and Vice President, U.S. Bank N.A. (February 2008 to present).

Elaine E. Richards, Esq. (age 51) 2020 East Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since September 2019.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5040.

First State Global Listed Infrastructure Fund

Approval of Investment Advisory Agreement (Unaudited)

At meetings held on March 14-15 and June 12-13, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Advisors Series Trust (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved both a new and an interim investment advisory agreement (together the “New Advisory Agreements”) between Advisors Series Trust (the “Trust”) and First State Investments (US) LLC (the “Adviser”) , on behalf of the First State Global Listed Infrastructure Fund (the “Fund”) and both a new and an interim investment sub-advisory agreement (together the “New Sub-Advisory Agreements”) between the Adviser and Colonial First State Asset Management (Australia) Limited (the “Sub-Adviser”), on behalf of the Fund , in order to enable the Adviser and Sub-Adviser to continue as the investment adviser and investment sub-adviser, respectively, for the Fund after August 2, 2019. The New Advisory Agreements and New Sub-Advisory Agreements were necessary because on August 2, 2019, the Commonwealth Bank of Australia, the Adviser’s and Sub-Adviser’s parent company, sold the Adviser and Sub-Adviser to Mitsubishi UFJ Financial Group, Inc.’s trust banking entity, Mitsubishi UFJ Trust and Banking Corporation (“Mitsubishi”).  Mitsubishi then transferred ownership of the Adviser to its affiliate MUFG Fund Services (USA), LLC (“MFS”) and transferred ownership of the Sub-Adviser to its affiliate Carol Australia Holdings Pty Limited (“CAHL”). This transaction (the “Transaction”) resulted in a change in control of the Adviser and Sub-Adviser and also in an assignment and termination of the prior investment advisory agreement (“Prior Advisory Agreement) and prior investment sub-advisory agreement (“Prior Sub-Advisory Agreement), in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board’s approval of the interim investment advisory agreement and interim investment sub-advisory agreement at the meeting held on March 14-15, 2019, before the Transaction was completed, ensured that the Adviser and Sub-Adviser could continue to manage the Fund after the Transaction. The Interim Investment Advisory Agreement and the Interim Investment Sub-Advisory Agreement were in compliance with Rule 15a-4 of the 1940 Act, which allowed the Adviser and Sub-Adviser to continue managing the Fund for up to 150 days after the closing of the Transaction while obtaining shareholder approval of a permanent investment advisory agreement and a permanent investment sub-advisory agreement, both of which the Board approved at the meeting held on June 12-13, 2019.

At both meetings, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Adviser and the services provided by the Adviser and the Sub-Adviser to the Fund under the Prior Advisory Agreement and the Prior Sub-Advisory Agreement as well as to be provided under the New Advisory Agreements and New Sub-Advisory Agreements. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determination. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the New Advisory Agreements and the New Sub-Advisory Agreements:

1.
Adviser and Sub-Adviser Representations.  The Board considered the Adviser and Sub-Adviser’s representations that (i) the Transaction would not result in any change in the services provided by the Adviser and Sub-Adviser to the Fund, in the fees paid by the Fund under the Advisory and Sub-Advisory agreements or in other fees or expenses that may be borne by shareholders; (ii) there would be no change in the day-to-day management responsibilities of the Fund’s portfolio management team or to the employees of the Adviser or Sub-Adviser who determine the Fund’s overall investment strategies, portfolio allocations and risk parameters; and

(iii) the Transaction was not expected to result in any change in the day-to-day business operations of the Adviser or Sub-Adviser. The Board noted that Mr. Peter Meany and Mr. Andrew Greenup, the portfolio managers responsible for the day-to-day management of the Fund, have managed the Fund since inception and would continue to manage the Fund under the New Sub-Advisory Agreement.

2.
The nature, extent and quality of the services provided and to be provided by the Adviser and Sub-Adviser under the New Advisory Agreements and New Sub-Advisory Agreements.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers of the Sub-Adviser, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan, and risk management process. The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser and Sub-Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the New Advisory Agreements and the New Sub-Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

3.
The Fund’s historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser and the Sub-Adviser, the Board reviewed the short-term and long-term performance of the Fund as of April 30, 2019, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and an appropriate securities market benchmark.  The Board took into account that the Fund had less than two years of performance. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe was above the peer group median for the one-year and since inception periods.

The Board also considered any differences in performance between the similarly managed accounts of the Adviser and the performance of the Fund, noting that the Fund outperformed the similarly managed account composite for the one-year and since inception periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

4.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the New Advisory Agreements.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Morningstar peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser. The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process. The Trustees also took into account the proposed expense waiver.

The Board noted that the Adviser was agreeing to waive its advisory fee and reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses, such as the shareholder servicing plan fee of 0.10%) of 0.85% for shares of the Fund (“Expense Cap”). The Board also considered that the Adviser has the ability to request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the change in control of the Adviser.

 The Board noted that the Fund’s total expense ratio was below the peer group median and peer group average. Additionally, the Board noted that the contractual advisory fee was below its peer group median and peer group average. The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the Adviser did not receive any advisory fees during the most recent fiscal period. The Board also noted that when the peer group was adjusted to only include funds with similar asset sizes, the advisory fee was below the peer group median and peer group average. The Board considered that the management fee charged to the Fund was generally higher than the fees charged by the Adviser to its separately managed account clients. The Board noted that the Adviser stated that the higher management fee for the Fund was due to differences based on the investor and market requirements and the legal and governance requirements of local regulatory frameworks.

The Board concluded that the fee to be paid to the Adviser was fair and reasonable.

5.
ECONOMIES OF SCALE.  The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grow. The Board noted that the Adviser would be contractually agreeing to reduce its advisory fee or reimburse Fund expenses indefinitely, but in no event for less than an initial two-year term and subsequent terms of one year, so that the Fund does not exceed the specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

6.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the expected profitability to the Adviser from its relationship with the Fund and considered any additional benefits that may be derived by the Adviser from its relationship with the Fund; noting that the Adviser does not utilize “soft dollars” and that the Fund does not utilize Rule 12b‑1 fees. The Board noted that the Fund does have a shareholder servicing plan fee. The Board also noted that the Adviser is not aware of any separate accounts invested in the Fund and as a result was not receiving additional fall-out benefits from any such relationships. After such review, the Board determined that the expected profitability to the Adviser with respect to the New Advisory Agreement and New Sub-Advisory Agreement, was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Fund.

7.
Section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act provides that, when a transaction, such as the change in control of First State and CFSAMA, occurs, the Adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no “unfair burden” may be imposed on the mutual fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. In order to avoid an “unfair burden” on the Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses, such as the shareholder servicing plan fee of 0.10%) do not exceed the Fund’s current Expense Cap for a period of at least two years. The agreement by First State to waive advisory fees and/or reimburse expenses of the Fund will continue until at least September 3, 2021 under a new operating expenses limitation agreement between First State and the Trust, on behalf of the Fund. First State may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction.

The second condition specifies that, during the three-year period immediately following consummation of the Transaction, at least 75% of a fund’s Board of Trustees must be Independent Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement and it will continue to meet this requirement for the required three-year period.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement and the New Sub-Advisory Agreement for the Fund; rather the Trustees based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory with the Adviser, including advisory fees and that the sub-advisory arrangements with the Sub-Adviser, is fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement and the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5040 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

First State Global Listed Infrastructure Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First State Investments (US) LLC
10 East 53rd Street, 21st Floor
New York, New York 10022

Investment Sub-Adviser
Colonial First State Asset Management (Australia) Limited
Darling Park, Tower 1
201 Sussex Street
Sydney, NSW 2000
Australia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-888-898-5040.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$17,400	$16,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)*         /s/ Jeffrey T. Rauman
     Jeffrey T. Rauman, President/Chief Executive Officer/
     Principal Executive Officer

Date   1/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Jeffrey T. Rauman
     Jeffrey T. Rauman, President/Chief Executive Officer/
     Principal Executive Officer

Date   1/8/2020

By (Signature and Title)*         /s/Cheryl L. King
     Cheryl L. King, Vice President/Treasurer/Principal
     Financial Officer

Date   1/8/2020

* Print the name and title of each signing officer under his or her signature.